                                                             EXHIBIT 99.906 CERT

    CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
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     In connection with the shareholder report of American Century Variable
Portfolios II, Inc. (the "Registrant") on Form N-CSR for the period ending
December 31, 2005 (the "Report"), we, the undersigned, certify, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1)  The Report fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

     (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated:  February 15, 2006

                                            /s/ William M. Lyons
                                            ------------------------------------
                                            William M. Lyons
                                            President
                                            (chief executive officer)

                                            /s/ Maryanne L. Roepke
                                            ------------------------------------
                                             Maryanne L. Roepke
                                             Sr. Vice President, Treasurer, and
                                             Chief Financial Officer
                                             (chief financial officer)